SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 200549

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                                    FORM 8-K

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                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                      Secuirities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 29, 1997


                      INTEGRATED LIVING COMMUNITIES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      000-2163              52-01967027
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(State or other jurisdiction of       (Commission           (IRS Employer
incorporation)                        File Number)           Identification No.)

24850 Old 41 Road, Suite 10, Bonita Springs, FL              34135
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(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (941) 947-7200
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                                 Not Applicable
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         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

          On January 29, 1997, Integrated Living Communities purchased four assisted living facilities (the bullock facilities) consisting of a total of 170 beds in Virginia. The facilities are located in Portsmouth, Norfolk, Virginia Beach, and Gloucester Virginia. The four facilities were organized as limited partnerships with the Bullock corporation as the general partner. The facilities were managed by American Retirement Homes. Integrated Living Communities purchased the four facilities from the limited partnerships and the related management contracts from American Retirement Homes for $15,750,000.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          a.   Financial Statements of Businesses Acquired.

          1. It is impracticable for the Company to provide the required combined balance sheets of the "Bullock Facilities" and related combined statements of operations, changes in partnership deficit and cash flows for the year ended December 31, 1996 on the date this report is being filed. The Company intends to file these required financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date this report must have been filed.

          b.   Pro Forma Financial Information.

          It is impracticable for the company to provide the required pro forma financial information on the date this report is being filed. The Company intends to file the required financial statements on Form 8-K/A as soon as practicable, but not later than 60 days after this report must have been filed.

          c.   Exhibits.

          2.1 Asset Purchase Agreement dated January 24, 1997, by and among Integrated Living Communiities of Portsmouth, Inc. and Retirement Home of Portsmouth Limited Partnership as Seller and Bullock Corporation as general partner.

          2.2 Asset Purchase Agreement dated January 24, 1997 by and among Integrated Living Communities of Redgate, Inc., and Ghent Arms Limited Partnership as Seller and Bullock Corporation as general partner.

          2.3 Asset Purchase Agreement dated January 24, 1997 by and among Integrated Living Communities of Gloucester, Inc. and American Retirement Homes as Seller and Bullock Corporation as successor and former general partner of Retirement Homes of Gloucester Limited Partnership.

          2.4 Asset Purchase Agreement dated January 24, 1997 by and among Integrated Living Communities of Virginia Beach, Inc. and Retirement Homes of Virginia Beach Limited Partnership as Seller and Bullock Corporation as general partner.

          2.5 Management Agreements Acquisition Agreement dated January 24, 1997 by and among Integrated Living Communities of Redgate, Integrated Living Communities of Virginia Beach, Integrated Living Communities of Gloucester, Integrated Living Communities of Portsmouth as buyers and American Retirement Homes, Inc. as seller.